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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of The
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): July 11, 2001

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                             PICTURETEL CORPORATION
               (Exact name of Registrant as specified in charter)


DELAWARE                         I-9434                      04-2835972
(State or other jurisdiction     (Commission File Number)    (I.R.S. employer
of incorporation)                                            identification No.)

                                     -------

                      100 Minuteman Rd., Andover, MA, 01810
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 292-5000
                Registrant's Telephone number including area code


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ITEM 5.  OTHER EVENTS.

1. AMENDMENT NO. 4 TO THE RIGHTS AGREEMENT. On March 25, 1992, the Board of Directors (the "Board") of PictureTel Corporation (the "Company") declared a dividend of one purchase right (a "Right") for every outstanding share of the Company's common stock, par value $.01 per share, (the "Common Stock"). The terms of the Rights are set forth in a Rights Agreement (as amended to the date hereof, the "Rights Agreement") between the Company and Fleet National Bank (formerly known as Bank Boston, N.A., formerly known as The First National Bank of Boston) as Rights Agent (the "Rights Agent").

         In connection with certain transactions contemplated by the Agreement and Plan of Merger dated May 24, 2001 by and among the Company, Polycom, Inc. and Pharaoh Acquisition Corp. (the "Merger Agreement") and the proposed tender offer and merger with Polycom, Inc. as described in the Form 8-K filed by the Company on May 24, 2001, the Board of Directors of the Company on May 24, 2001 approved Amendment No. 4 to the Rights Agreement between the Company and the Rights Agent (the "Fourth Amendment"), a copy of which is filed herewith as an exhibit and incorporated herein by reference.

         Pursuant to Amendment No. 4 to the Rights Agreement, dated as of June 15, 2001 (the "FOURTH AMENDMENT"), Polycom, Inc. and any of its affiliates (collectively, "POLYCOM") will not be considered an "Acquiring Person" under the Rights Agreement solely to the extent that any such Person is or becomes the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding by reason of the issuance or execution of, or the consummation of the transactions contemplated by, each of the Note Agreement (as defined in the Merger Agreement) and the Convertible Notes (as defined in the Merger Agreement), including, but not limited to, the conversion of the Convertible Notes. The Fourth Amendment further provides that notwithstanding any provision to the contrary in the Rights Agreement, no holder of any Right shall be entitled to exercise such Right under or be entitled to any Right pursuant to any sections of the Rights Agreement by reason of the issuance or execution of, or the consummation of the transactions contemplated by, each of the Note Agreement (as defined in the Merger Agreement) and the Convertible Notes (as defined in the Merger Agreement), including, but not limited to, the conversion of the Convertible Notes.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

         (c)      EXHIBITS

EXHIBIT NUMBER        TITLE

         1 Amendment No. 4 to the Rights Agreement, dated April 15, 2001, between the Company and Fleet National Bank, c/o
                      EquiServe, as Rights Agent.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PICTURETEL CORPORATION


                                        /s/ Lewis Jaffe
                                        ----------------------------------------
                                        Lewis Jaffe
                                        President and Chief Operating Officer


Date:    July 11, 2001












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